UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 26, 2023

Date of Report (Date of earliest event reported)

Phoenix Motor Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41414	85-4319789
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1500 Lakeview Loop Anaheim, CA	92807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 987-0815

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0004 per share	PEV	NASDAQ Capital Market

☒	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On October 26, 2023, Phoenix Motor Inc., a Delaware corporation (the “Company”), entered into that certain First Amendment (the “Amendment”) to the Securities Purchase Agreement dated as of June 23, 2023 (the “Original SPA” and together with the Amendment, the “SPA”), with a certain accredited investor named therein (the “Investor”), In addition to the Amendment, on October 26, 2023 the Company agreed to issue and sell, in a private placement, subject to the satisfaction of certain closing conditions, an additional $1.75 million of principal amount (the “Subsequent Tranche”) of the Company’s unsecured senior convertible promissory note issued on June 23, 2023 (the “Original Note”). On June 23, 2023, the Company had previously issued $1.6 million of principal amount of pursuant to the Original SPA, which provided that the Company may issue up to an aggregate of $5.1 million of principal amount under the Original Note. Accordingly, after the Subsequent Tranche, $1.75 million of principal amount of the Original Note remains available to be funded over additional closings at the discretion of the Investor during the 36 months following the date of the Original SPA, after the satisfaction or waiver of the applicable closing conditions. Additionally, pursuant to the Amendment, under the SPA the “Funding Amount” was increased to an aggregate principal amount equal to no greater than $9,666,500, and the total principal amount was increased to be no greater than $10,564,481, to be reduced by the original issue discount of 8.5% and amounts previously advanced under the Original Note.

In connection with the Amendment, the Company issued a warrant (the “Warrant”) to the Investors to purchase up to 1,500,000 shares of the Company’s common stock (the “Common Stock”), with an exercise price equal to $1.30 per share, subject to full ratchet anti-dilution protection and other adjustments as stated in the Warrant, which Warrant is exercisable for six years on a cash basis or, if the shares of Common Stock issuable upon exercise of the Warrant are not registered within 12 months after the closing, on a cashless basis.

The Original Note was subject to an original issue discount of 8.5%, which resulted in a purchase price of $1,601,250 paid by the Investor for the $1.75 million of principal amount issued in the Subsequent Tranche.

The Company is required to use commercially reasonable efforts to efforts to file, within 30 calendar days of the date of the Amendment or as soon as practicable thereafter, a registration statement (the “Resale Registration Statement”) providing for the resale by the Investors of the shares of Common Stock issuable upon exercise of the Warrant and conversion of the Notes. The Company is also required to use commercially reasonable efforts to cause such Resale Registration Statement to become effective within 60 days following its filing with the Securities and Exchange Commission (“SEC”) and to maintain the effectiveness of the Resale Registration Statement at all times until each Investor no longer owns any Notes or the Warrant or shares of Common Stock issuable upon conversion or exercise thereof.

The foregoing summaries of the SPA as amended by the Amendment and the Warrant do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, which are incorporated herein by reference.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above with respect to the issuance of the Notes is incorporated into this Item 2.03 by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated herein by reference into this Item 3.02.

Forward-Looking Statements

This Current Report on Form 8-K includes contains forward-looking statements, as that term is defined in the Private Litigation Reform Act of 1995, that involve significant risks and uncertainties. Forward-looking statements can be identified through the use of words such as “may," "might," "will," "intend," "should," "could," "can," "would," "continue," "expect," "believe," "anticipate," "estimate," "predict," "outlook," "potential," "plan," "seek," and similar expressions and variations or the negatives of these terms or other comparable terminology. These forward-looking statements, which include among other things, statements regarding the parties’ commitments under the Amended SPA are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect the Company's current expectations and speak only as of the date of this Report. There can be no assurance that future developments affecting Phoenix will be those anticipated. Actual results may differ materially from the Company's current expectations depending upon a number of factors. These factors include, among others, those related to the market performance of the Company’s Common Stock; the Company’s ability to continue to comply with, the Nasdaq listing requirements; the Company’s ability to receive shareholder approval of the shares of Common Stock to be issued under the Notes and Warrants for purposes of Nasdaq Listing Rule 5635; our operations and business and financial performance; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; our ability to become profitable; our ability to have access to an adequate supply of parts and materials and other critical components for our vehicles on the timeline we expect; our ability to raise additional funds, the coronavirus (COVID-19) and the effects of the outbreak and actions taken in connection therewith, adverse changes in general economic and market conditions; competitive factors including but not limited to pricing pressures and new product introductions, uncertainty of customer acceptance of new product offerings and market changes, risks associated with managing the growth of the business; and those other risks and uncertainties that are described in the "Risk Factors" section of the Company's annual report on Form 10-K filed with the SEC and our other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Except as required by law, the Company does not undertake any responsibility to revise or update any forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Warrant, dated as of October 26, 2023
10.1	First Amendment to Securities Purchase Agreement, dated as of October 26, 2023*

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX MOTOR INC.

Dated: October 27, 2023

	By:	/s/ Chris Wang
Name: Chris Wang
Title: Chief Financial Officer

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